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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2004

                            Kimco Realty Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Maryland                             1-10899               13-2744380
 ---------------                    --------------        ----------------
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
  of Incorporation)                  File Number)        Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (516) 869-9000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 8.01. OTHER EVENTS.

         In accordance with U.S. Securities and Exchange Commissions (the "SEC") requirement for transitional disclosure, Kimco Realty Corporation (the "Company") is re-issuing in an updated format the presentation of its historical financial statements in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144") for incorporation by reference into the Company's pending registration statement filing on Form S-4 dated April 30, 2004.

         During the six months ended June 30, 2004, the Company sold and reclassified as held-for-sale certain properties. In accordance with SFAS 144, the Company has reported revenues, expenses, gains on disposition and loss on adjustment of property carrying values from these properties as discontinued operations for the periods presented in its quarterly report on Form 10-Q filed on August 3, 2004 for the quarter ended June 30, 2004.

         This Current Report on Form 8-K updates Items 6, 7 and 15 (a) 1 of the Company's Form 10-K to reflect the revenues and expenses of those properties sold and reclassified as held-for-sale during the six months ended June 30, 2004 as discontinued operations for all periods presented. All other items of the Form 10-K remain unchanged. This reclassification has no effect on the Company's previously reported net income or net income per common share.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         The Company is filing as an exhibit to this Current Report on Form 8-K, and incorporating herein by reference, the figures used to calculate the Company's ratio of earnings to fixed charges and ratio of earnings to combined fixed charges and preferred stock dividends for the six months ended June 30, 2004.

         For the purposes of computing theses ratios pursuant to Item 503 of Regulation S-K, earnings have been calculated by adding fixed charges (excluding capitalized interest), amortization of capitalized interest and distributed income of equity investees to pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income/loss from unconsolidated partnerships. Fixed charges consist of interest costs, whether expensed or capitalized, the interest component of rental expenses, and amortization of debt discounts and issue costs, whether expensed or capitalized.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2004                        KIMCO REALTY CORPORATION
                                               (registrant)


                                               By: /s/ Michael V. Pappagallo
                                               ---------------------------------
                                               Name: Michael V. Pappagallo
                                               Its: Vice President and Chief
                                                    Financial Officer




                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT DESCRIPTION

23.1              Consent of Independent Registered Public Accounting Firm
99.1              Selected Financial Data
                  Management's Discussion and Analysis of Financial Condition
                     and Results of Operations
                  Financial Statements
99.2              Calculation of ratio of earnings to fixed charges and ratio of earnings to combined fixed charges and preferred stock dividends


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